EX-99.77Q1(e): COPIES OF ANY NEW OR AMENDED REGISTRANT INVESTMENT ADVISORY CONTRACTS

(e)(1) Addendum No. 2 to the Amended and Restated Investment Advisory and Ancillary Services Agreement between Northern Funds and Northern Trust Investments, N.A., dated May 8, 2009, is hereby incorporated by reference to Exhibit (d)(27) to Post-Effective Amendment No. 65 filed on June 22, 2009 (Accession No. 0001193125-09-134909).

(e)(2) Addendum No. 3 to the Investment Advisory and Ancillary Services Agreement among Northern Funds, Northern Trust Global Advisors, Inc. and Northern Trust Investments, N.A., dated August 28, 2009, is hereby incorporated by reference to Exhibit (d)(24) to Post-Effective Amendment No. 68 filed on September 8, 2009 (Accession No. 0001193125-09-188660).

(e)(3) Investment Sub-Advisory Agreement among Northern Trust Global Advisors, Inc., Northern Trust Investments, N.A. and Metropolitan West Capital Management, LLC, dated November 2, 2008 is hereby incorporated by reference to Exhibit (d)
(62) to Post-Effective Amendment No. 66 filed on July 28, 2009 (Accession No. 0001193125-09-156982).

(e)(4) Investment Sub-Advisory Agreement among Northern Trust Global Advisors, Inc., Northern Trust Investments, N.A. and Metropolitan West Capital Management, LLC, dated November 2, 2008 is hereby incorporated by reference to Exhibit (d
(63) to Post-Effective Amendment No. 66 filed on July 28, 2009 (Accession No. 0001193125-09-156982).

(e)(5) Investment Sub-Advisory Agreement among Northern Trust Global Advisors, Inc., Northern Trust Investments, N.A. and Loomis, Sayles & Company, L.P., dated August 28, 2009 is hereby incorporated by reference to Exhibit (d)(70) to Post-Effective Amendment No. 68 filed on September 8, 2009 (Accession No. 0001193125-09-188660).

(e)(6) Investment Sub-Advisory Agreement among Northern Trust Global Advisors, Inc., Northern Trust Investments, N.A. and Stone Harbor Investment Partners LP, dated August 28, 2009 is hereby incorporated by reference to Exhibit (d)(71) to Post-Effective Amendment No. 68 filed on September 8, 2009 (Accession No. 0001193125-09-188660).